UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2009
(November 17, 2009)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On November 17, 2009, Brown Shoe Company, Inc. (the "Company") issued a press release announcing, among other things, its preliminary sales and earnings for the quarter ended October 31, 2009; a copy of this press release is being furnished as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 2.02 and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 17, 2009, the Company issued a press release announcing certain management changes, including that Joseph W. Wood, Division President, Famous Footwear and Retail Alliance, and Gary M. Rich, Division President, Partnership Brands, intend to retire in early 2010.  The Company also announced several promotions, including that Richard M. Ausick will assume the role of Division President, Famous Footwear, Mark Lardie will assume the role of Division President – Wholesale, and Daniel R. Friedman will assume the role of Division President – Wholesale, Product and Sourcing.  A copy of the press release on management changes is being filed as Exhibit 99.2 hereto, and the statements contained therein are incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibit

	99.1	Press Release issued November 17, 2009, announcing preliminary third quarter 2009 results.
	99.2	Press Release issued November 17, 2009, announcing certain divisional leadership changes.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: November 17, 2009	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued November 17, 2009, announcing preliminary third quarter 2009 results.
99.2	Press Release issued November 17, 2009, announcing certain divisional leadership changes.